UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                November 24, 2010

INTRALINKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                (212) 543-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 24, 2010, IntraLinks Holdings, Inc. (the “Company”) and its wholly-owned direct subsidiary IntraLinks, Inc., as borrower (the “Borrower”), entered into Amendment No. 2 (the “Second Amendment”) to the First Lien Credit Agreement dated as of June 15, 2007 (as previously amended by Amendment No. 1 dated as of May 14, 2010, the “First Lien Credit Facility”), by and among the Company, the Borrower, each lender from time to time party thereto, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the lenders and as syndication agent, and ING Capital LLC, as documentation agent.

The Second Amendment amends certain provisions of the First Lien Credit Facility to, among other things, provide that the Borrower will use the proceeds of a public offering of common stock of the Company that is consummated on or prior to June 30, 2011 to voluntarily prepay amounts outstanding under the Second Lien Credit Agreement by and among the Company, the Borrower, the lenders from time to time party thereto, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the lenders and as syndication agent, dated as of June 15, 2007, as amended by Amendment No. 1 dated as of May 14, 2010, and, to the extent that the proceeds of such an offering remain after such a prepayment, first to pay for any fees and expenses related to the offering and then for general corporate purposes.  In exchange for their agreement to enter into the Second Amendment, the Borrower agreed to pay a small fee to the consenting lenders.  In addition, the Company paid an arrangement fee to Deutsche Bank Securities Inc.

Deutsche Bank Securities Inc., which together with certain of its affiliates served as a joint lead arranger, a joint bookrunner, administrative agent, collateral agent, syndication agent, swing line lender, issuing lender for commercial letters of credit, issuing lender for standby letters of credit and/or as a lender under the First Lien Credit Facility, also served as an underwriter in the Company’s initial public offering which closed on August 11, 2010 (the “IPO”), and is currently serving as an underwriter in a proposed public offering by the Company pursuant to a registration statement on Form S-1 (File No. 333-170694) (the “Offering”).  Credit Suisse Securities (USA) LLC, which served as a joint lead arranger, a joint bookrunner, and a lender under the First Lien Credit Facility also served as an underwriter in the Company’s IPO and is currently serving as an underwriter in the proposed Offering.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, the form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

10.1           Amendment No. 2, dated as of November 24, 2010, to the First Lien Credit Agreement, dated as of June 15, 2007, by and among the Company, IntraLinks, Inc., each lender from time to time party thereto, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the lenders and as syndication agent, and ING Capital LLC, as documentation agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2010

INTRALINKS HOLDINGS, INC.

By:	/s/ David G. Curran David G. Curran Executive Vice President, Business and Legal Affairs